SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2011

SFN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2050 Spectrum Boulevard

Fort Lauderdale, Florida 33309

(Address of principal executive offices) (zip code)

(954) 308-7600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On September 2, 2011, pursuant to the Agreement and Plan of Merger, dated as of July 20, 2011 (the “Merger Agreement”), by and among SFN Group, Inc., a Delaware corporation (the “Company”), Randstad North America, L.P., a Delaware limited partnership (“Parent”), and Cosmo Delaware Acquisition Corp. (“Purchaser”), a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), Purchaser was merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

Item 1.02.      Termination of a Material Definitive Agreement.

In connection with the transactions described in Item 3.01 below, the Amended and Restated Loan and Security Agreement, dated as of July 16, 2009 (as amended from time to time, the “Loan Agreement”), among the Company and each additional party signatory thereto as a U.S. borrower, as U.S. borrowers, 6063721 Canada Inc., as Canadian borrower, each additional party signatory thereto as a guarantor, as guarantors, certain financial institutions, as lenders, Bank of America, N.A., as collateral agent and administrative agent, Wells Fargo Foothill, LLC, as syndication agent, and Regions Bank, SunTrust Bank and Siemens Financial Services, Inc., as co-documentation agents, which provided the Company with a $250.0 million asset based revolving credit facility with a maturity date of July 24, 2013, was terminated on September 2, 2011.  All amounts outstanding under the Loan Agreement were paid off with funds from Parent.

Item 3.01.                  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Pursuant to the Merger Agreement and upon the terms and conditions thereof, on August 1, 2011, Purchaser commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), for $14.00 per Share in cash, without interest, and subject to any required withholding taxes (the “Offer Price” or the “Merger Consideration”).

On August 30, 2011, Parent announced the completion of the Offer, which expired at 5:00 p.m., New York City time, on August 29, 2011.  According to Computershare Trust Company, N.A., the depositary for the Offer, as of the expiration time, an aggregate of 44,587,227 Shares were validly tendered and not withdrawn, with an additional 1,483,883 Shares tendered by notice of guaranteed delivery, of which 938,878 were delivered during the guarantee period.  All Shares that were validly tendered and not properly withdrawn were accepted for purchase by Purchaser.  Purchaser paid for such Shares at the Offer Price on September 2, 2011.

As a result of the purchase of Shares in the Offer, Purchaser and Parent had sufficient voting power to approve the Merger without the affirmative vote of any other stockholder of the Company.  Accordingly, effective as of 11:35 a.m., New York City time, on September 2, 2011, Purchaser effected a “short form” Merger under Delaware law of Purchaser with and into the Company, pursuant to the terms of the Merger Agreement, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent.  At the effective time of the Merger, each remaining issued and outstanding Share not tendered in the Offer (other than Shares held (i) in the treasury of the Company or by the Company’s subsidiaries, or by Purchaser, Randstad Holding nv or any other direct or indirect wholly owned subsidiary of Randstad Holding nv, all of which Shares shall be canceled and shall cease to exist or (ii) by stockholders who validly exercise appraisal rights under Delaware law with respect to such Shares) was canceled and converted into the right to receive the Merger Consideration.

On September 2, 2011, in connection with the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove its Shares from listing on the NYSE and requested that the NYSE file a delisting application with the Securities and Exchange Commission (“SEC”) to delist and deregister the Shares.  On September 6, 2011, the NYSE filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Shares.  The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.                  Material Modification to Rights of Security Holders.

At the effective time of the Merger, each remaining issued and outstanding Share not tendered in the Offer (other than Shares held (i) in the treasury of the Company or by the Company’s subsidiaries, or by Purchaser, Randstad Holding nv or any other direct or indirect wholly owned subsidiary of Randstad Holding nv, all of which Shares shall be canceled and shall cease to exist or (ii) by stockholders who validly exercise appraisal rights under Delaware law with respect to such Shares) was canceled and converted into the right to receive the Merger Consideration.

Item 5.01.                  Changes in Control of Registrant.

The disclosure under Item 3.01 is incorporated herein by reference.

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, from and after the effective time of the Merger, all of the members of the board of directors of the Company immediately prior to the effective time of the Merger resigned as directors of the Company and the members of the board of directors of Purchaser, Greg Netland and Ron Fuccillo, became the members of the board of directors of the Company.  Accordingly, each of the following directors resigned as directors: Steven S. Elbaum, William F. Evans, James J. Forese, Lawrence E. Gillespie, Sr., Roy G. Krause, J. Ian Morrison, David R. Parker, Barbara Pellow and Anne Szostak.  Each such director resigned pursuant to the terms of the Merger Agreement and not because of any disagreement with the Company.

Item 5.03.                  Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the Company’s certificate of incorporation was amended and restated in its entirety as set forth in Exhibit B to the Merger Agreement.  A copy of the Company’s certificate of incorporation, as amended and restated in connection with the Merger, is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the Company’s by-laws were amended and restated in their entirety and the by-laws of Purchaser immediately prior to the effective time of the Merger became the by-laws of the Company.  A copy of the Company’s by-laws, as amended and restated in connection with the Merger, is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)   Exhibits

Number	Description

3.1	Amended and Restated Certificate of Incorporation of SFN Group, Inc.

3.2	Amended and Restated By-laws of SFN Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFN GROUP, INC.

By:	/s/ MARK W. SMITH
Mark W. Smith
Vice President

Date: September 6, 2011

EXHIBIT INDEX

Number	Description

3.1	Amended and Restated Certificate of Incorporation of SFN Group, Inc.

3.2	Amended and Restated By-laws of SFN Group, Inc.